SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 20, 2003

                             ARROW ELECTRONICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                                 NEW YORK 1-4482
                  (State or Other Jurisdiction (Commission File
                            of Incorporation) Number)

                       50 MARCUS DRIVE, MELVILLE, NEW YORK
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (631) 847-2000

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


Item 9.     Regulation FD Disclosure

     On February 20, 2003, the Registrant issued a press release announcing the corporation's fourth quarter 2002 results. A copy of the press release is attached hereto as an Exhibit (99.1).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARROW ELECTRONICS, INC.


                                        By:  /s/Peter S. Brown
                                             ---------------------
                                             Name:  Peter S. Brown
                                             Title: Senior Vice President


                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit     Description
-------     -----------
99.1        Press release issued by Arrow Electronics, Inc., dated
            February 20, 2003, announcing the corporation's year-end 2002 earnings.


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